                                                                 EXHIBIT 10-X(1)

               AMENDMENT NO. 1 TO THE SENIOR SECURED SUPERPRIORITY
                                CREDIT AGREEMENT

                           DATED AS OF MARCH 30, 2006

          AMENDMENT NO. 1 TO THE SECURED SUPERPRIORITY CREDIT AGREEMENT (this "Amendment") among Dana Corporation, a Virginia corporation and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (the "Borrower"), the Guarantors party hereto, each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, the financial institutions and other institutional lenders party hereto, and Citicorp North America, Inc. ("CNAI"), as administrative agent (the "Administrative Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto (the "Lenders"), the Administrative Agent and the other agents party thereto have entered into a Senior Secured Superpriority Credit Agreement dated as of March 3, 2006 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein.

          (3) The Initial Lenders and the Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by inserting the following new terms in the correct alphabetical order:

          "Account Debtor" means the Person obligated on an Account.

          "Borrowing Base Certificate" means a certificate in substantially the form of Exhibit I hereto (with such changes therein as may be required by the Administrative Agent or the Initial Lenders to reflect the components of, and reserves against, the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Responsible Officer of the Borrower or by the controller of the Borrower, which shall include detailed calculations as to the Borrowing Base as reasonably requested by the Administrative Agent or the Initial Lenders.

          "Borrowing Base Deficiency" means, at any time, the failure of (a) the Borrowing Base at such time to equal or exceed (b) the sum of (i) the aggregate principal amount of the Revolving Credit and Swing Line Advances outstanding at such time plus (ii) the aggregate Available Amount under all Letters of Credit outstanding at such time.

          "Concentration Limit" means, as to each Account Debtor set forth on
          Schedule VI, the applicable percentage of Accounts owing from such Account Debtor.

          "Eligible Inventory" means, at the time of any determination thereof, without duplication, the Inventory Value of the Loan Parties at such time that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (o) below. Criteria and eligibility standards used in determining Eligible Inventory may be fixed and revised from time to time by the Administrative Agent in its reasonable discretion. Unless otherwise from time to time approved in writing by the Administrative Agent, no Inventory shall be deemed Eligible Inventory if, without duplication:

               (a) a Loan Party does not have good, valid and unencumbered title thereto, subject only to Liens permitted under clause (i), (ii) or (iv) of the definition of Permitted Liens ("Permitted Collateral Liens"); or

               (b) it is not located in the United States, Mexico or Canada; provided that in the case of Inventory located in Mexico or Canada, the Borrower provides evidence satisfactory to the Administrative Agent that there is an enforceable, perfected security interest under the laws of the applicable foreign jurisdiction in such Inventory in favor of the Administrative Agent; provided further that Availability in respect of Inventory located in Mexico shall be limited to an aggregate amount up to $25,000,000; or

               (c) it is either (i) not located on property owned by a Loan Party or (ii) located at a third party processor or (except in the case of consigned Inventory, which is covered by clause (f) below) in another location not owned by a Loan Party (it being understood that the Borrower will provide its best estimate of the value of such Inventory to be agreed to by the Administrative Agent and reflected in the Borrowing Base Certificate), and either (A) is not covered by a Landlord Lien Waiver, (B) a Rent Reserve has not been taken with respect to such Inventory or, in the case of any third party processor, a Reserve has not been taken by the Administrative Agent in the exercise of its reasonable discretion or (C) is not subject to an enforceable agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the relevant Loan Party has validly assigned its access rights to such Inventory and property to the Administrative Agent; or

               (d) it is operating supplies, labels, packaging or shipping materials, cartons, repair parts, labels or miscellaneous spare parts, nonproductive stores inventory and other such materials, in each case not considered used for sale in the ordinary course of business of the Loan Parties by the Administrative Agent in its reasonable discretion from time to time; or

               (e) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent subject only to Permitted Collateral Liens; or

               (f) it is consigned at a customer, supplier or contractor location but still accounted for in the Loan Party's inventory balance; or

               (g) it is Inventory that is in-transit to or from a location not leased or owned by a Loan Party (it being understood that the Borrower will provide its best estimate of the value of all such Inventory, which estimate is to be reflected in the Borrowing Base Certificate) other than any such in-transit Inventory from a Foreign Subsidiary to a Loan Party that is physically in-transit within the United States and as to which a Reserve has been taken by the Administrative Agent in the exercise of its reasonable discretion; or

               (h) it is obsolete, slow-moving, nonconforming or unmerchantable or is identified as a write-off, overstock or excess by a Loan Party, or does not otherwise conform to the representations and warranties contained in this Agreement and the other Loan Documents applicable to Inventory; or

               (i) it is Inventory used as a sample or prototype, display or display item; or

               (j) to the extent of any portion of Inventory Value thereof attributable to intercompany profit among Loan Parties or their affiliates (it being understood that the Borrower will provide its best estimate of the value of such Inventory Value to be agreed by the Administrative Agent and reflected in the most recent Borrowing Base Certificate); or

               (k) any Inventory that is damaged, defective or marked for return to vendor, has been deemed by a Loan Party to require rework or is being held for quality control purposes; or

               (l) such Inventory does not meet all material applicable standards imposed by any Governmental Authority having regulatory authority over it; or

               (m) any Inventory consisting of tooling the costs for which are capitalized by the Borrower and its Subsidiaries;

               (n) any Inventory as to which the Borrower takes an unrecorded book to physical inventory reduction based on its most recent physical inventory or cycle counts to the extent of such reduction or as otherwise determined by the Administrative Agent in its reasonable discretion; or

               (o) any Inventory as to which the Borrower takes a revaluation reserve whereby favorable variances shall be deducted from Eligible Inventory and unfavorable variances shall not be added to Eligible Inventory.

          "Eligible Receivables" means, at the time of any determination thereof, each Account that satisfies the following criteria: such Account (i) has been invoiced to, and represents the bona fide amounts due to a Loan Party from, the purchaser of goods or services, in each case originated in the ordinary course of business of such Loan Party and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (s) below. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (A) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer pursuant to the terms of any written agreement or understanding), (B) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement, if any, and (C) the aggregate amount of all cash received in respect of such Account but not yet applied by a Loan Party to reduce the amount of such Account. Criteria and eligibility standards used in determining Eligible Receivables may be fixed and revised from time to time by the Administrative Agent in its reasonable discretion. Unless otherwise approved from time to time in writing by the Administrative Agent, no Account shall be an Eligible Receivable if, without duplication:

               (a) (i) a Loan Party does not have sole lawful and absolute title to such Account (subject only to Liens permitted under clause
               (ii) or (iv) of the definition of Permitted Liens) or (ii) the goods sold with respect to such Account have been sold under a purchase order or pursuant to the terms of a contract or other written agreement or understanding that indicates that any Person other than a Loan Party has or has purported to have an ownership interest in such goods; or

               (b) (i) it is unpaid more than 90 days from the original date of invoice or 60 days from the original due date or (ii) it has been written off the books of a Loan Party or has been otherwise designated on such books as uncollectible; or

               (c) more than 50% in face amount of all Accounts of the same Account Debtor are ineligible pursuant to clause (b) above; or

               (d) the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind (other than postpetition accounts payable of an Account Debtor that is a debtor-in-possession under the Bankruptcy Code and reasonably acceptable to the Administrative Agent); or

               (e) (i) the Account is not payable in Dollars or Canadian Dollars or other currency as to which a Reserve has been taken by the Administrative Agent in the exercise of its reasonable discretion or (ii) the Account Debtor is either not organized under the laws of the United States of America, any state thereof, or the District of Columbia, or Canada or any province thereof or is located outside or has its principal place of business or substantially all of its assets outside the United States or Canada, unless, in each case, either (A) such Account is supported by a letter of credit from an institution and in form and substance satisfactory to the Administrative Agent in its sole discretion or (B) the Borrower provides evidence satisfactory to the Administrative Agent that there is an enforceable, perfected security interest under the laws of the applicable foreign jurisdiction in such Account in favor of the Administrative Agent; or

               (f) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Loan Party duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form and substance reasonably satisfactory to the Administrative Agent; or

               (g) the Account is subject to any security deposit (to the extent received from the applicable Account Debtor), progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof; or

               (h) (i) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent, subject to no other Liens other than Liens permitted by this Agreement or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in this Agreement and the other Loan Documents relating to Accounts; or

               (i) (i) such Account was invoiced in advance of goods or services provided, (ii) such Account was invoiced twice or more, or (iii) the associated revenue has not been earned; or

               (j) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, ship-and-return, sale on approval or consignment or other similar basis or made pursuant to any other agreement providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or

               (k) the goods giving rise to such Account have not been shipped and/or title has not been transferred to the Account Debtor, or the Account represents a progress-billing or otherwise does not represent a complete sale; for purposes hereof, "progress-billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the completion by a Loan Party of any further performance under the contract or agreement; or

               (l) it arises out of a sale made by a Loan Party to an employee, officer, agent, director, Subsidiary or Affiliate of a Loan Party; or

               (m) such Account was not paid in full, and a Loan Party created a new receivable for the unpaid portion of the Account, and other Accounts constituting chargebacks, debit memos and other adjustments for unauthorized deductions; or

               (n) (A) the Account Debtor (i) has or has asserted a right of set-off, offset, deduction, defense, dispute, or counterclaim against a Loan Party (unless such Account Debtor has entered into a written agreement reasonably satisfactory to the Administrative Agent to waive such set-off, offset, deduction, defense, dispute, or counterclaim rights), (ii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of a Loan Party which has not been resolved, in each case of clauses (i) and (ii), without duplication, only to the extent of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be (except to the extent that such right of set-off (x) may not be exercised as a result of the automatic stay pursuant to Section 362 of the Bankruptcy Code or (y) otherwise may not be currently exercised pursuant to the terms of the Final Order) or (iii) is also a creditor or supplier of the Loan Party (but only to the extent of such Loan Party's obligations to such Account Debtor from time to time) or (B) the Account is contingent in any respect or for any reason; or

               (o) the Account does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation, the Federal Consumer Credit Protection Act, Federal Truth in Lending Act and Regulation Z; or

               (p) as to any Account, to the extent that (i) a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason or (ii) such Account is otherwise classified as a note receivable and the obligation with respect thereto is evidenced by a promissory note or other debt instrument or agreement; or

               (q) the Account is created on cash on delivery terms, or on extended terms and is due and payable more than 90 days from the invoice date; or

               (r) the Account represents tooling receivables related to tooling that has not been completed or received by a Loan Party and approved and accepted by the applicable customer; or

               (s) Accounts designated by a Loan Party as convenience accounts.

          Notwithstanding the forgoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate, exceed (i) in respect of any Account Debtor, 20% of all Eligible Receivables or (ii) as to any Account Debtor set forth on Schedule VI, the Concentration Limit (provided that the Concentration Limit with respect to Eligible Receivables owing from Ford Motor Company shall be increased to 33% for four months of each year to be agreed between the Borrower and the Administrative Agent in the exercise of its reasonable discretion). In addition, in determining the aggregate amount from the same Account Debtor that is unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above there shall be excluded the amount of any net credit balances relating to Accounts due from an Account Debtor with invoice dates more than 90 days from the date of invoice or more than 60 days from the due date.

          "Inventory Value" means with respect to any Inventory of a Loan Party at the time of any determination thereof, the standard cost determined on a first in first out basis and carried on the general ledger or inventory system of such Loan Party stated on a basis consistent with its current and historical accounting practices, in Dollars, determined in accordance with the standard cost method of accounting less, without duplication, (i) any markup on Inventory from an affiliate and (ii) in the event variances under the standard cost method are expensed, a reserve reasonably determined by the Administrative Agent as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.

          "Landlord Lien Waiver" means a written agreement that is reasonably acceptable to the Administrative Agent, pursuant to which a Person shall waive or subordinate its rights (if any, that are or would be prior to the Liens granted to the Administrative Agent for the benefit of the Lenders under the Loan Documents) and claims as landlord in any Inventory of a Loan Party for unpaid rents, grant access to the Administrative Agent for the repossession and sale of such inventory and make other agreements relative thereto.

          "Related Assets" means, all (i) all Related Security with respect to all Accounts, (ii) lockboxes, lockbox accounts or any collection account, in each case if and to the extent of any such interest therein, (iii) proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Accounts described above or Related Security with respect to any such Accounts, or otherwise applied to repay or discharge any such Accounts (including insurance payments applied in the ordinary course of business to amounts owed in respect of any such Accounts and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Accounts) or other collateral or property of any Person obligated to make payments under Accounts or any other party directly or indirectly liable for payment of such Account and (iv) records relating to the foregoing.

          "Related Security" means, with respect to any Account, (i) all of the applicable Loan Party's right, title and interest in and to the goods (including returned or repossessed goods), if any, relating to the sale which gave rise to such Account, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Account, whether pursuant to the obligation giving rise to such Account or otherwise, (iii) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Account whether pursuant to the obligation giving rise to such Account or otherwise, (iv) all records relating to the foregoing and (v) all proceeds of the foregoing.

          "Rent Reserve" means, with respect to any plant, warehouse distribution center or other operating facility where any Inventory subject to landlords' Liens or other Liens arising by operation of law is located, a reserve equal to three (3) month's rent at such plant, warehouse distribution center, or other operating facility, and such other reserve amounts that may be determined by the Administrative Agent in its reasonable discretion.

          "Revolving Credit Collateral" means (a) all Accounts and Related Contracts, (b) all Inventory, (c) all Related Assets, (d) all Account Collateral and (e) Intellectual Property to the extent necessary to sell, transfer, convey or otherwise dispose of the Accounts and Inventory.

          "Supermajority Revolving Credit Lenders" means, at any time, Lenders owed or holding at least 80% in interest of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, and (c) the aggregate Unused Revolving Credit Commitment at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time
          (A) the aggregate principal amount of the Revolving Credit Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender and outstanding at such time, and (C) the Unused Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate amount of Swing Line Advances owing to any Swing Line Lender, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Credit Commitments.

          "Term Collateral" means all Collateral other than Revolving Credit Collateral.

          (b) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of "Reserves" in its entirety as follows:

          "Reserves" means, at any time of determination, (a) Rent Reserves, (b) the Carve-Out and (c) such other reserves as determined from time to time in the reasonable discretion of the Administrative Agent to preserve and protect the value of the Collateral."

          (c) Section 1.01 of the Credit Agreement is hereby further amended in the definition of "Maturity Date" by deleting the words "eighteen months" and inserting the words "twenty-four months" in clause (i) thereof.

          (d) Article I of the Credit Agreement is hereby amended by inserting a new Section 1.04 as follows:

          "Section 1.04. Terms Generally. When any Reserve is to be established or a change in any amount, percentage, reserve, eligibility criteria or other item in the definitions of the terms "Borrowing Base", "Eligible Inventory", "Eligible Receivables" and "Rent Reserve" is to be determined in each case in the Administrative Agent's "reasonable discretion", such Reserve shall be implemented or such change shall become effective on the date of delivery of a written notice thereof to the Borrower (a "Borrowing Base Change Notice"), or immediately, without prior written notice, during the continuance of an Event of Default."

          (e) Section 2.03(a)(i) of the Credit Agreement is hereby amended by inserting at the end of the first sentence therein the following:

          "or (z) the sum of (1) the aggregate principal amount of all Revolving Credit Advances plus Swing Line Advances and Letter of Credit Advances outstanding at such time plus (2) the aggregate Available Amount of all Letters of Credit outstanding at such time exceed the Borrowing Base at such time".

          (f) Section 2.03(a) of the Credit Agreement is hereby amended by inserting a new clause at the end thereof as follows:

          "(iv) Letters of Credit may be issued for the account of a Subsidiary that is not a Loan Party so long as such Subsidiary is primarily liable for its reimbursement obligations thereunder pursuant to a separate reimbursement agreement entered into between such Subsidiary and the applicable Issuing Bank, to the extent practicable (in the Issuing Bank's sole discretion)."

          (g) Section 2.07 (a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears monthly on the first Business Day of each month during such periods."

          (h) Section 2.08 of the Credit Agreement is hereby amended by (i) deleting the word "quarterly" and replacing it with the word "monthly" in clause
(a)(i) and (ii) deleting clause (a)(ii) and replacing it with the words "Intentionally Omitted".

          (i) Section 3.02 of the Credit Agreement is hereby amended by (i) inserting the following new clauses at the end of clause (i) therein:

          "(D) no Borrowing Base Deficiency will exist after giving effect to such Borrowing, issuance or renewal and to the application of the proceeds therefrom; and

          (ii) the Lenders shall have received the Borrowing Base Certificate most recently required to be delivered pursuant to Section 5.03(q), the calculations contained in which shall be reasonably satisfactory to the Administrative Agent; and".

          (j) Section 5.01 of the Credit Agreement is hereby amended by (i) inserting the following new clause (iv) at the end of clause (e) thereof:

          "(iv) Permit third-party appraisals of Inventory; provided that such third-party appraisals may be conducted (i) no more than once per year or (ii) upon the occurrence and continuance of an Event of Default."

and (ii) deleting the word "30" in clause (k) thereof and replacing it with the word "60".

          (k) Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vi) therein and (ii) inserting the following new clause (viii) as follows:

          "and (viii) Liens on cash or cash equivalents to secure cash management obligations to Keybank National Association provided that such cash or cash equivalents are not in excess of $1,000,000"

          (l) Section 5.02(b) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (x) therein, (ii) inserting a new clause (xi) as follows:

          "(xi) payables owing to suppliers in connection with the Tooling Program, and"

and (iii) sequentially renumbering the remaining clause.

          (m) Section 5.03 of the Credit Agreement is hereby amended by (i) amending and restating clause (f) in its entirety as follows:

          "(f) Cash Flows. (i) No later than the last Business Day of each month, commencing March 31, 2006, a cash flow forecast detailing cash receipts and cash disbursements on a weekly basis for the next 13 weeks (a "Thirteen Week Forecast"), the information and calculations contained in which shall be reasonably satisfactory to the Initial Lenders and (ii) as promptly as possible following delivery of a Thirteen Week Forecast and in no event later than five Business Days following such delivery, a Budget Variance Report for the month then ended."

and (ii) inserting the following new clause at the end thereof:

          "(q) Borrowing Base Certificate. A Borrowing Base Certificate substantially in the form of Exhibit I as of the date required to be delivered or so requested, in each case with supporting documentation (including, without limitation, the documentation described in Schedule 1 to Exhibit I) shall be furnished to the Initial Lenders:
          (i) as soon as available and in any event prior to the Initial Extension of Credit to be made after the date of entry of the Final Order, (ii)(A) after the Initial Extension of Credit, on or before the 15th day following the end of each fiscal month, which monthly Borrowing Base Certificate shall reflect the Accounts and Inventory updated as of the end of each such month and (B) in addition to such monthly Borrowing Base Certificates, (x) upon the occurrence and continuance of an Event of Default or if Availability is less than $150,000,000, on or before the third Business Day following the end of each week, which weekly Borrowing Base Certificate shall reflect the Accounts updated as of the immediately preceding Friday; provided that if Availability is equal to or greater than $250,000,000 for three consecutive Business Days, such Borrowing Base Certificate shall be delivered pursuant to clause (ii)(A) herein and (y) on or before the third Business Day of each week, weekly updates of Accounts, certified by a Responsible Officer, and (iii) if requested by the Initial Lenders at any other time when the Initial Lenders reasonably believe that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available after such request, in each case with supporting documentation as the Initial Lenders may reasonably request (including without limitation, the documentation described on Schedule 1 to Exhibit I)."

          (n) Section 5.04(a) of the Credit Agreement is hereby amended by (i) deleting the table contained therein and (ii) inserting a new table as follows:

     Month       Period then Ended      EBITDAR
     -----       -----------------   ------------
   May 2006           3 months       $ 25,000,000
   June 2006          4 months       $ 40,000,000
   July 2006          5 months       $ 55,000,000
  August 2006         6 months       $ 75,000,000

September 2006        7 months       $105,000,000
 October 2006         8 months       $135,000,000
 November 2006        9 months       $165,000,000
 December 2006       10 months       $195,000,000
 January 2007        11 months       $230,000,000
 February 2007       12 months       $250,000,000
  March 2007         12 months       $250,000,000
  April 2007         12 months       $250,000,000
   May 2007          12 months       $250,000,000
   June 2007         12 months       $250,000,000
   July 2007         12 months       $250,000,000
  August 2007        12 months       $250,000,000
September 2007       12 months       $250,000,000
 October 2007        12 months       $250,000,000
 November 2007       12 months       $250,000,000
 December 2007       12 months       $250,000,000
 January 2008        12 months       $250,000,000
 February 2008       12 months       $250,000,000

          (o) Section 7.01 of the Credit Agreement is hereby amended by inserting a new clause at the end thereof as follows:

          "(c) Citicorp North America, Inc. hereby appoints Citicorp USA, Inc. to act as "collateral agent" or as "administrative agent" solely for the purpose of negotiating, executing, accepting delivery of and otherwise acting pursuant to collateral access agreements, Landlord Lien Waivers or any other similar agreement."

          (p) Section 9.07 of the Credit Agreement is hereby amended by (i) amending and restating clause (b)(ii) in its entirety as follows:

          "second:

          (A) in the case of the Revolving Credit Collateral, first ratably (1) paid to the Revolving Credit Lenders for any amounts then owing to them, in their capacities as such, in respect of the Obligations under the Revolving Credit Facility ratably in accordance with such respective amounts then owing to such Revolving Credit Lenders, (2) paid to each Lender Party (or its applicable Affiliate) for any amounts then owing to such Lender Party (or such Affiliate) in respect of Secured Credit Card Obligations in an aggregate amount for all such obligations not to exceed $25,000,000, (3) paid to each Lender Party (or its applicable Affiliate) for any amounts then owing to such Lender Party (or such Affiliate) in respect of Cash Management Obligations and Secured Hedge Agreements in an aggregate amount for all such obligations not to exceed the sum of $25,000,000 plus the unused amount, if any, under the foregoing clause (2) and (4) deposited as Collateral in the L/C Cash Collateral Account up to an amount equal to 105% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Administrative Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Cash Collateral Account shall exceed 105% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this
          Section 9.07(b) and second ratably paid to the Term Lenders for any amounts then owing to them, in their capacities as such, in respect of the Obligations under the Term Facility; and

          (B) in the case of the Term Collateral, first ratably paid to the Term Lenders for any amounts then owing to them, in their capacities as such, in respect of the Obligations under the Term Facility and second ratably (1) paid to the Revolving Credit Lenders for any amounts then owing to them, in their capacities as such, in respect of the Obligations under the Revolving Credit Facility ratably in accordance with such respective amounts then owing to such Revolving Credit Lenders, (2) paid to each Lender Party (or its applicable Affiliate) for any amounts then owing to such Lender Party (or such Affiliate) in respect of Secured Credit Card Obligations in an aggregate amount for all such obligations not to exceed $25,000,000, (3) paid to each Lender Party (or its applicable Affiliate) for any amounts then owing to such Lender Party (or such Affiliate) in respect of Cash Management Obligations and Secured Hedge Agreements in an aggregate amount for all such obligations not to exceed the sum of $25,000,000 plus the unused amount, if any, under the foregoing clause (2) and (4) deposited as Collateral in the L/C Cash Collateral Account up to an amount equal to 105% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Administrative Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Cash Collateral Account shall exceed 105% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this
          Section 9.07(b)."

and (ii) inserting a new clause (b)(iii) as follows:

          "(iii) third, ratably to each Lender Party (or its applicable Affiliate) for any amounts then owing to such Lender Party (or such Affiliate), to the extent not included in clause (ii) above, in respect of all remaining Cash Management Obligations, obligations under Secured Hedge Agreements and Secured Credit Card Obligations."

          (q) Section 10.01(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "change the definition of any of "Availability", "Eligible Inventory", "Eligible Receivables", "Initial Lenders", "Loan Value" or "Reserves", in each case, without the written consent of the Initial Lenders; provided that any change in the definition of "Loan Value" or "Availability" that would result in an increase in either the Borrowing Base or Availability shall require the written consent of the Supermajority Revolving Credit Lenders;".

          (r) Annex I hereto is inserted as a new Exhibit I to the Credit Agreement.

          (s) Annex II hereto is inserted as a new Schedule VI to the Credit Agreement.

          (t) Schedule 5.01(n)(iii) is hereby amended by inserting the following new clause therein:

          "(iv) Promptly upon the funding of the Term Advance, the Borrower shall repay all outstanding Pre-Petition Secured Indebtedness as authorized by the DIP Financing Orders."

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the following conditions have been satisfied, and concurrent with the Borrowing of the Term
Facility:

          (a) the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment,

          (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (x) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and (y) no event has occurred and is continuing that constitutes a Default, and

          (c) all fees and expenses of the Administrative Agent and the Lenders (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced prior to the date hereof, shall have been paid.

          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

          SECTION 4. Affirmation of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VIII of the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

          SECTION 6. Costs, Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
10.04 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and to the extent applicable, the Bankruptcy Code.

             [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        DANA CORPORATION,
                                        a debtor and debtor-in-possession, as
                                        Borrower


                                        By /s/ Michael L. DeBacker
                                           -------------------------------------
                                        Name: Michael L. DeBacker
                                        Title: Vice-President


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        BRAKE SYSTEMS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        BWDAC, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        COUPLED PRODUCTS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DAKOTA NEW YORK CORP.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa
                                        Title: Treasurer

                                        DANA ATLANTIC LLC FKA GLACIER DAIDO
                                        AMERICA, LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DANA AUTOMOTIVE AFTERMARKET, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Secretary


                                        DANA BRAZIL HOLDINGS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DANA BRAZIL HOLDINGS I LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: President


                                        DANA INFORMATION TECHNOLOGY LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        DANA INTERNATIONAL FINANCE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: President


                                        DANA INTERNATIONAL HOLDINGS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        DANA RISK MANAGEMENT SERVICES, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DANA TECHNOLOGY INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        DANA WORLD TRADE CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer

                                        DANDORR L.L.C.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        DORR LEASING CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        DTF TRUCKING INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        ECHLIN-PONCE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and  as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        EFMG LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        EPE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        ERS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        FLIGHT OPERATIONS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        FRICTION INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        FRICTION MATERIALS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        GLACIER VANDERVELL INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        HOSE & TUBING PRODUCTS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LIPE CORPORATION
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LONG AUTOMOTIVE LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        LONG COOLING LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        LONG USA LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        MIDLAND BRAKE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        PRATTVILLE MFG., INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        REINZ WISCONSIN GASKET LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        SPICER HEAVY AXLE & BRAKE, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        SPICER HEAVY AXLE HOLDINGS, INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Treasurer


                                        SPICER OUTDOOR POWER EQUIPMENT
                                        COMPONENTS LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President


                                        TORQUE-TRACTION INTEGRATION
                                        TECHNOLOGIES LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        TORQUE-TRACTION MANUFACTURING
                                        TECHNOLOGIES LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        TORQUE-TRACTION TECHNOLOGIES LLC
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer


                                        UNITED BRAKE SYSTEMS INC.
                                        As a debtor and a debtor-in-possession,
                                        and as a Guarantor


                                        By /s/ Teresa Mulawa
                                           -------------------------------------
                                        Name: Teresa Mulawa
                                        Title: Vice President & Treasurer

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent and Lender


                                        By /s/ Shapleigh B. Smith
                                           -------------------------------------
                                        Name: Shapleigh B. Smith
                                        Title: Managing Director

                                        JPMORGAN CHASE BANK, N.A., as Lender


                                        By /s/ Susan E. Atkins
                                           -------------------------------------
                                        Name: Susan E. Atkins
                                        Title: Managing Director

                                        BANK OF AMERICA, N.A., as Lender


                                        By /s/ Brian J. Wright
                                           -------------------------------------
                                        Name: Brian J. Wright
                                        Title: SVP

                                                   Annex I to Amendment No. 1 to
                                                the Senior Secured Superpriority
                                                                Credit Agreement

                                                                    Exhibit I to
                                                                Credit Agreement

                                     FORM OF
                           BORROWING BASE CERTIFICATE

DANA CORPORATION
BORROWING BASE CERTIFICATE
PERIOD ENDING ___/___/20___

Citicorp North America, Inc. as
Administrative Agent
388 Greenwich Street
New York, NY 10013

     Pursuant to provisions of the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of March 3, 2006, among Dana Corporation, a Virginia corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the "Borrower"), the Guarantors, the financial institutions and other institutional lenders party thereto, the Administrative Agent and the other agents party thereto (as it may be amended or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein but not defined herein being used herein as defined in the Credit Agreement), the undersigned, a Responsible Officer of the Borrower, hereby certifies and represents and warrants on behalf of the Borrower as follows:

The information contained in this certificate and the attached information supporting the calculation of the Borrowing Base Availability is true, complete and correct as of the close of business on February 28, 2006 (the "Calculation Date").

                                        DANA CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

DANA CORPORATION
RECAP OF BORROWING BASE CALCULATION

     SECTION 9. AS OF _________________________

                                 AMOUNT
                                 ------
Accounts receivable
Inventory
   GROSS AVAILABILITY              $--
                                   ===
   AVAILABILITY RESERVES -
Rent reserve
Carve-out
   TOTAL AVAILABILITY RESERVES     $--
                                   ===
   SUB-TOTAL AVAILABILITY          $--
                                   ===
Direct borrowings                   --
Letters of credit                   --
   TOTAL OUTSTANDING               $--
                                   ===
   NET EXCESS AVAILABILITY         $--
                                   ===

DANA CORPORATION - U.S. ONLY
A/R BORROWING BASE CALCULATION
AS OF ______________________

                               TOTALS
                               ------
   GROSS A/R PER AGING            --
                                 ===
Over 60 days past due             --
Credit balances over 60           --
Cross-aging                       --
Divested divisions                --
Deductions                        --
Affiliates / related parties      --
Foreign accounts                  --
Directed purchase offsets         --
Bankrupt accounts                 --
Notes receivable                  --
Concentration reserve             --
Delta between GL and aging        --
Extended terms                    --
Contra accounts                   --
Convenience accounts              --
Joint venture                     --
                                 ---
Total ineligible                  --
Eligible A/R                      --
   AVAILABLE @ 85%                --
                                 ===

DANA CORPORATION - U.S. AND MEXICO ONLY
BORROWING BASE CALCULATION - INVENTORY
AS OF ___________________
AMOUNTS IN (000'S)

       AMOUNTS IN (000'S)         RAW   WIP   FINISHED   TOTALS
       ------------------         ---   ---   --------   ------
US plants                          --    --       --        --
Mexican plants                     --    --       --        --
                                  ---   ---      ---       ---
   GROSS INVENTORY                $--   $--      $--       $--
                                  ===   ===      ===       ===
Reserves -
In-transit                         --    --       --        --
Goods at outside processors        --    --       --        --
Intercompany profit                --    --       --        --
Packaging                          --    --       --        --
Consigned out                      --    --       --        --
Foreign titled material            --    --       --        --
Samples                            --    --       --        --
3rd party machining capitalized    --    --       --        --
FOB destination shipments          --    --       --        --
Non-conforming inventory           --    --       --        --
Slow moving reserve                --    --       --        --
Obsolete reserve                   --    --       --        --
Shrinkage reserve                  --    --       --        --
Lower of cost or market reserve    --    --       --        --
Inventory at Joint Venture         --    --       --        --
                                  ---   ---      ---       ---
Total reserves                     --    --       --        --
Eligible inventory                 --    --       --        --
   AVAILABLE @ 58%                $--   $--      $--       $--
                                  ===   ===      ===       ===

                                                  Annex II to Amendment No. 1 to
                                                the Senior Secured Superpriority
                                                                Credit Agreement

                                                                  Schedule VI to
                                                                Credit Agreement

  ACCOUNT DEBTOR     PERCENTAGE OF ACCOUNTS
------------------   ----------------------
Ford Motor Company             25%
General Motors                 25%